UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2006

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GIBRALTAR INDUSTRIES, INC.
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(Exact name of registrant as specified in its chapter)

Delaware	0-22462	16-1445150
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(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                              14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01.  Other Events.

Gibraltar Industries, Inc. reconstituted the membership of its Compensation and Nominating Committees effective May 17, 2006.  The Compensation Committee consists of directors William J. Colombo, William P. Montague, and Robert E. Sadler, Jr. The Nominating Committee consists of directors William P. Montague, William J. Colombo, and David N. Campbell.  All members of the Compensation and Nominating Committees are independent in accordance with the listing standards of the National Association of Securities Dealers, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

August 25, 2006

GIBRALTAR INDUSTRIES, INC.

/S/ David W. Kay

Name:

David W. Kay
Title:

Executive Vice President,

Chief Financial Officer and

Treasurer